Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James T. Demetriades, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of SeeBeyond Technology Corporation on Form 10-Q for the quarterly period ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of SeeBeyond Technology Corporation.  This written statement is being furnished to the Securities and Exchange Commission as an exhibit accompanying such Quarterly Report and shall not be deemed filed pursuant to the Securities Exchange Act of 1934.

By:	/s/ JAMES T. DEMETRIADES
Name:	James T. Demetriades
Title:	Chief Executive Officer

I, Barry J. Plaga, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of SeeBeyond Technology Corporation on Form 10- Q for the quarterly period ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of SeeBeyond Technology Corporation.  This written statement is being furnished to the Securities and Exchange Commission as an exhibit accompanying such Quarterly Report and shall not be deemed filed pursuant to the Securities Exchange Act of 1934.

By:	/s/ BARRY J. PLAGA
Name:	Barry J. Plaga
Title:	Chief Financial Officer